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                                                                   EXHIBIT 10.2

                             Amendment No. 2 to the
                    License and Development Agreement Between
                   SHIVA CORPORATION and MICROSOFT CORPORATION

This Amendment No. 2 is made and entered into by and between MICROSOFT CORPORATION ("MS") and SHIVA CORPORATION ("COMPANY") this 27th day of June, 1996

                                    Recitals

The parties have entered into that certain License and Development Agreement dated March 4, 1994 and Amendment dated June 30, 1995 (collectively the Agreement); and

The parties hereby agree to amend the Agreement as follows:

                                    Amendment

1. Capitalized terms shall have the same meaning as set forth in the Agreement, except as otherwise provided.

2.   Section 3 is modified as follows:

     (a) the delivery date for the ********************* is extended from October 1, 1995 to April 1, 1996;

     (b) a new delivery date is added: ********************************** due
         July 1, 1996.

3.   Section 5 is deleted in its entirety and replaced with the following:

     "5. Effective April 1, 1996, COMPANY shall provide MS support for the *****
      *************** of the Licensed Software under the terms described in Exhibit F. COMPANY shall provide corrections to and other support for the **************** of the Licensed Software to MS *********************
      ***************************************************************."

4. The attached Exhibit F is added to the Agreement and is incorporated herein by reference.

5. This Amendment shall amend, modify and supersede to the extent of any inconsistencies, the provisions of the Agreement. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date set forth above. All signed copies of this Amendment to the Agreement shall be deemed originals. This Amendment does not constitute an offer by MS. This Amendment shall be effective upon execution on behalf of COMPANY and MS by their duly authorized representative.

     MICROSOFT CORPORATION                      SHIVA CORPORATION

     By: /s/ Brian Valentine                    By: /s/ Cynthia M. Deysher
        -------------------------------------      ----------------------------
     Name (Print): Brian Valentine              Name (Print): Cynthia M. Deysher
     Title: General Mgr., Exchange Prod. Unit   Title: Sr. Vice President
     Date: 7/11/96                              Date: 6/27/96



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                                    EXHIBIT F
                                     SUPPORT

Definitions

"Version" shall mean a binary version of the Licensed Software designated by a numeric identification of the form "N.M" where "N" designates the Version identification.

"Revision" shall mean a release of the binary version of the Licensed Software incorporating corrections and minor enhancements. A Revision is designated by a numeric identification of the form "N.M" where "M" designates the Revision identification.

"Documentation" shall mean any printed manuals, on-line help, and release notes provided with the Licensed Software, as more particularly described in Exhibit B.

All other terms shall be interpreted in accordance with the definitions as set forth in the Agreement.

SUPPORT OBLIGATIONS OF MS

MS shall review all reported problems in MS's Other Products(s) to determine whether the reported problem is attributable to the Licensed Software or the Other Product(s). If MS determines that a problem exists in the Licensed Software (i.e. that the Licensed Software does not perform in accordance with the Documentation for the Licensed Software), MS shall use all reasonable efforts to resolve the problem themselves. If MS is unable to resolve the problem then MS may submit the problem to COMPANY for resolution.

If MS submits a problem to COMPANY for resolution, MS shall do so by submitting to COMPANY: (i) if possible, a sample program separate from MS's Other Product, which, when executed in conjunction with the Licensed Software, clearly illustrates the problem with such Licensed Software, and (ii) a detailed description of the problem. MS and COMPANY shall prioritize any such problem submitted to COMPANY for resolution in accordance with the hierarchy described below. MS shall supply any additional information reasonably requested by COMPANY and MS shall make its support personnel available to assist in the problem identification and resolution.

Any Problem submitted to COMPANY for resolution must be referred to COMPANY's online support group by MS's Primary Support Liaison. Similarly, COMPANY's response to a problem submitted by MS will be conveyed only by COMPANY's on-line support group to MS's Primary Support Liaison. However, in the event that MS's Primary Support Liaison is unavailable, MS's Alternate Support Liaison may substitute in place of MS's Primary Support Liaison. The Support Liaison shall be the persons identified below. A Support Liaison may be changed upon reasonable notice to COMPANY.

BOTH THE MS'S PRIMARY AND SECONDARY SUPPORT LIAISONS MUST ATTEND THE TRAINING DESCRIBED ABOVE. Unless both COMPANY and MS agree otherwise.


MS's Primary Support
Liaison l:  Glenn Meacham             Liaison 2: Shannon McMorris
            (206) 704-5766                       (214) 756-7000

MS's Alternate Support Liaison:   Sid Siddiqui
                                  (206) 704-5386

PROBLEM HIERARCHY
The following hierarchy SHALL BE USED IN CLASSIFYING PROBLEMS:


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PROBLEM
LEVEL     DESCRIPTION OF PROBLEM
- -----     ----------------------

CRITICAL End-user is unable to use or install the product, resulting in critical impact on operations. For example: Data is corrupted; no obvious work around; requires program or design changes; causes a system failure; corrupts operating system or hardware.

SERIOUS         End-user is able to use the product but is severely restricted.
                For example: Causes program failure; work around is awkward or inefficient; misleading output. System crashes may also be classified as serious if caused by an unusual or unlikely set of commands.

MEDIUM End-user can use the product with limitations that are not critical to overall operations. For example: The work around is acceptable and does not seriously impact operations; prevents a user from using preferable procedure; confusing interface; externals not affected. Low End-user can circumvent the problem and use the product with only slight inconvenience. For example: The work around becomes the permanent solution; correct use is obvious.

SUPPORT OBLIGATIONS OF COMPANY

Support for MS's technical and customer service support personnel:

MS will provide the first line of technical support to its customers for both the Licensed Software and Other Products(s). COMPANY will provide MS with direct technical telephone support. The fee for the first 12 months is ********** for Maintenance and Support with subsequent renewal terms at a rate of ******* per year. This support includes:

- - Guaranteed call back within *******
- - Toll free 800[pound sign]
- - Available 9am to 8pm access (EST), Monday - Friday, COMPANY Holidays excluded
- - MS can designate up to 2 primary contacts and an alternate
- - MS can submit less critical incidents via E-mail or Fax
  - Support@Shiva.Com (Must be accompanied by Contract Number)
  - Fax - 617-270-8337
  - Guaranteed one business day response
- - ** Support Incidents annually
- - COMPANY will provide a fax number to MS for support purposes

COMPANY's support obligations hereunder shall be limited to responding to a problem in the Licensed Software as follows:

CRITICAL PROBLEM: COMPANY shall use reasonable efforts to acknowledge (i.e. calling MS back to scope and define the problem and make a first attempt at problem resolution) within **************** and provide a response (i.e.
making further attempts to resolve the problem; this may include exchange of code and documentation of trouble shooting work completed) within ************* and a full solution within ************** days of receiving problem referral from MS. If a solution cannot reasonably be provided within *************** of receiving problem referral, COMPANY shall develop and present a plan to MS to provide a solution as soon as reasonably practicable.

SERIOUS PROBLEM: COMPANY shall use reasonable efforts to acknowledge within *** *********** and provide a response within **************** and a full solution within **************** of receiving problem referral from MS. If a solution cannot reasonably be provided within ********** of receiving problem referral, COMPANY shall develop and present a plan to MS to provide a solution as soon as reasonably practicable.



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MEDIUM OR LOW PROBLEM: COMPANY shall *********************************** either as a correction or in a subsequent Revision of the Licensed Software. After the expiration of this Agreement, subsequent Revisions will be provided to MS in order for MS to support its customers as long as a support agreement is in place between MS and COMPANY.

ESCALATION CHANNEL

In the event the above guidelines are not met or are at risk of not being met, the support issue will be escalated as follows:

- - Technical Support             Manager Michael Knox      (617) 270-8449

- - V.P. Customer Service         Rich Lanchantin           (617) 270-8868

In addition, when the assigned Microsoft Support representative or Microsoft Management are concerned about the progress being made on a particular support issue, the above escalation channel should be used.

Incident Reporting

A summary report of activity will be provided to Microsoft's Support Representative on a Quarterly basis. The format will consist of the following information:

- - Case Number
     - COMPANY's internal tracking number. Provided to Microsoft for each incident opened with COMPANY Technical Support
- - Open Date
     - Original Date the incident was opened in COMPANY Technical Support
- - Severity
     - Severity Level of Incident
- - Status
     - Current status. Research, Followup, Engineering
- - Brief Description
- - Complete Date
     - Date Case was closed.
- - Solution Description
     - Details of steps used to solve problem.

COMPANY shall have **********************************************************
*************************************************************************
**************************************************************************
***********************************************************************.

COMPANY shall have ************************************************************
******************************************************************************
***************************************************************************
*******.

COMPANY shall provide support for the Licensed Software until *************** after the termination of the Agreement.